UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  November 2, 2026

MYRIAD GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 North 2200 West
Salt Lake City, Utah 84116
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (801) 584-3600
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MYGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 Other Events

On November 2, 2026, Myriad Genetics, Inc. (the “Company”) detected unauthorized access within its information technology network environment. Upon discovery, the Company promptly initiated its incident response procedures to contain the activity, assess and investigate the nature and scope of the incident, and implement appropriate remedial measures, including temporarily suspending its testing operations and order management systems and resetting certain system credentials. The full scope of unauthorized access remains under investigation, including assessing whether any patient records were accessed on systems that contain patient information. The Company has engaged external experts to assist in the investigation. Most of the Company’s systems have returned to normal operations, and, as of the date of this report, the Company does not believe the incident will have a material adverse effect on its business.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the Company’s investigation of the incident and its belief that the incident will not have a material adverse effect on its business. These “forward-looking statements” are management’s present expectations of future events as of the date hereof and are subject to a number of known and unknown risks and uncertainties that could cause actual results, conditions, and events to differ materially and adversely from those anticipated. These risks and uncertainties include, without limitation, risks related to the outcome of the Company’s ongoing assessment of the incident and its ability to address the impact of this incident; legal, regulatory, reputational and financial risks resulting from this incident or additional incidents; and other risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K filed on February 24, 2026, as well as any updates to those risk factors filed from time to time in the Company’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. The Company is not under any obligation, and it expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: November 5, 2026	By:	/s/ Benjamin R. Wheeler
Benjamin R. Wheeler
Chief Financial Officer